                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                 EXEGENICS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

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

                                 EXEGENICS INC.
                               2110 RESEARCH ROW
                                   SUITE 621
                              DALLAS, TEXAS 75235

                                                                  April 12, 2002

Dear Stockholder,

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders of EXEGENICS INC. (the "Company") to be held at 9:00 a.m. on Monday, May 13, 2002 at the Company's office, which is located at 2110 Research Row, Dallas, Texas.

     There will be two proposals presented at the Annual Meeting. First will be a proposal to elect seven persons to the Board of Directors. Second, the Company will ask the stockholders to ratify the selection of Ernst & Young LLP as the Company's independent public accountants. The Board of Directors recommends the approval of both of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

     We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                                          Sincerely,

                                              /s/ RONALD L. GOODE, PH.D.
                                          --------------------------------------
                                                  Ronald L. Goode, Ph.D.
                                          President and Chief Executive Officer

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

                                 EXEGENICS INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 13, 2002

To the Stockholders of EXEGENICS INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of EXEGENICS INC., a Delaware corporation (the "Company"), will be held on Monday, May 13, 2002 at the Company's office, which is located at 2110 Research Row, Dallas, Texas for the following purposes:

          1. To elect seven members to the Board of Directors to hold office until the next annual meeting of Stockholders and until their successors are duly elected and qualified.

          2. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002.

          3. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on April 4, 2002 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

     All Stockholders are cordially invited to attend the Annual Meeting. Representation of at least a majority of all outstanding shares of voting stock is required to constitute a quorum, and, therefore, whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                          By Order of the Board of Directors

                                                  /s/ JOAN H. GILLETT
                                          --------------------------------------
                                                     Joan H. Gillett
                                                        Secretary

April 12, 2002

                                 EXEGENICS INC.
                               2110 RESEARCH ROW
                              DALLAS, TEXAS 75235
                                 (214) 358-2000

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of EXEGENICS Inc. (the "Company"), a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at 9:00 a.m. on Monday, May 13, 2002 at the Company's office, which is located at 2110 Research Row, Dallas, Texas, and any adjournments thereof (the "Meeting").

     Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted:

     - FOR the election of the nominees for director named herein,

     - FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting. Votes of Stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists.

     Nominees for election as directors at the meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote. For the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002, the affirmative vote of a majority of shares of Common Stock present or represented by proxy and entitled to vote on the matter is necessary for approval. Because abstentions are treated as shares present or represented and entitled to vote, abstentions with respect to this proposal have the same effect as a vote against the proposal.

     If you hold your shares of stock through a broker, bank or other representative, generally the broker or your representative may only vote the stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter, which will have no effect on the vote.

     The close of business on April 4, 2002 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on April 4, 2002, the Company had 16,180,935 shares of Common Stock, $.01 par value per share (the "Common Stock") and 831,574 shares of Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"; collectively with the

Common Stock, the "Voting Securities"), outstanding and entitled to vote. Holders of Common Stock and holders of Series A Preferred Stock are entitled to one vote per share on all matters to be voted on by Stockholders. The holders of Series A Preferred Stock vote together with the holders of Common Stock as one class.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Voting Securities of the Company for their expenses in forwarding proxy material to such beneficial owners. We have engaged Georgeson Shareholder Communications Inc. to assist with the solicitation of proxies for an estimated fee of $5,000 plus reasonable out-of-pocket expenses. Our directors, officers and employees may also solicit proxies by mail, telephone, telegram, telex and personal contact. No additional compensation will be paid for such solicitation.

     This Proxy Statement and the accompanying proxy are being mailed on or about April 12, 2002 to all Stockholders entitled to notice of and to vote at the Meeting.

     The Annual Report to Stockholders for the fiscal year ended December 31, 2001 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of February 28, 2002 concerning the beneficial ownership of the Voting Securities by each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of either the Common Stock or Series A Preferred Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table on page 10, and all directors and current executive officers as a group.

                                               COMMON STOCK               SERIES A PREFERRED STOCK
                                      ------------------------------   ------------------------------
                                      AMOUNT AND NATURE                AMOUNT AND NATURE                 PERCENT OF
NAME AND ADDRESS                        OF BENEFICIAL     PERCENT OF     OF BENEFICIAL     PERCENT OF    ALL VOTING
OF BENEFICIAL OWNER(1)                  OWNERSHIP(2)       CLASS(2)      OWNERSHIP(3)       CLASS(3)    SECURITIES(4)
----------------------                -----------------   ----------   -----------------   ----------   -------------
Bruce Meyers(5).....................      1,752,859          9.51%          29,282            3.52%         10.48%
Roan/Meyers Associates, L.P.(6).....      1,717,059          9.32%          29,282            3.52%         10.27%
Arthur P. Bollon, Ph.D.(7)..........        824,400          4.47%              --              --           4.85%
Robert J. Easton(8).................         66,650             *               --              --              *
Gary E. Frashier(9).................        218,000          1.18%              --              --           1.28%
Ira J. Gelb, M.D.(10)...............        191,000          1.04%              --              --           1.12%
Irwin C. Gerson(11).................        188,000          1.02%              --              --           1.11%
Ronald L. Goode, Ph.D.(12)..........        511,700          2.78%              --              --           3.01%
Walter M. Lovenberg, Ph.D.(13)......        191,500          1.04%              --              --           1.13%
Daniel M. Shusterman, J.D.(14)......        105,000             *               --              --              *
Joan H. Gillett(15).................         18,500             *               --              --              *
Robert J. Rousseau(16)..............         26,000             *               --              --              *
Directors and executive officers as
  a group (10 persons)(17)..........      2,340,750         12.70%              --              --          13.76%

---------------

  *  Less than 1%

Except as otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares shown below.

 (1) Except as otherwise indicated, the address of each beneficial owner is c/o EXEGENICS Inc., 2110 Research Row, Dallas, Texas 75235.

 (2) Calculated on the basis of 16,180,935 shares of Common Stock outstanding except that shares of Common Stock underlying options or warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of Common Stock issuable upon the conversion of Series A Preferred Stock.

 (3) Calculated on the basis of 831,574 shares of Series A Preferred Stock outstanding.

 (4) Calculated on the basis of an aggregate of 16,180,935 shares of Common Stock and 831,574 shares of Series A Preferred Stock outstanding except that shares of Common Stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of Common Stock issuable upon the conversion of Series A Preferred Stock.

 (5) Mr. Meyers' address is c/o Roan/Meyers Associates, L.P., 17 State Street, New York, New York 10004. Mr. Meyers is the sole stockholder, officer and director of the corporate general partner of Roan/Meyers Associates, L.P. ("RMA") (formerly, Janssen-Meyers Associates, L.P.). Mr. Meyers beneficial ownership consists of the securities beneficially owned by RMA, which are described in note (6) below, and 35,800 shares of Common Stock held by The Meyers Foundation of which Mr. Meyers has voting control.

 (6) RMA's address is 17 State Street, New York, New York 10004. Ownership consists of (i) 1,444,470 shares of Common Stock, (ii) 33,987 shares of Common Stock issuable upon the exercise of a currently exercisable Unit Purchase Option and underlying Class E Warrants granted to RMA for placement agent services in connection with the Company's April 1998 private placement, (iii) 1,510 shares of Common Stock issuable upon the exercise of 377.5 Unit Purchase Options and underlying C and D Warrants originally granted to RMA for underwriting services in connection with the IPO, (iv) 30,563 shares of Common Stock issuable upon the exercise of currently exercisable Class E Warrants, (v) 81,529 shares of Common Stock issuable upon the exercise of a Unit Purchase Option and underlying Class E Warrants granted to RMA for placement agent services in connection with the Company's April 1998 private placement, and (vi) 125,000 shares of Common Stock issuable upon the exercise of currently exercisable two-year warrants issued in 2001 to RMA. Does not include 29,282 shares of Common Stock issuable upon the conversion of 29,282 shares of Series A Preferred Stock.

 (7) Ownership consists of 169,400 shares of Common Stock and options to purchase 655,000 shares of Common Stock that are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 90,000 shares of Common Stock not exercisable within 60 days of the date hereof.

 (8) Ownership consists of options to purchase 66,650 shares of Common Stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 33,350 shares of Common Stock not exercisable within 60 days of the date hereof.

 (9) Ownership consists of options to purchase 218,000 shares of Common Stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 22,000 shares of Common Stock not exercisable within 60 days of the date hereof.

(10) Ownership consists of options to purchase 191,000 shares of Common Stock that are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 3,000 shares of Common Stock not exercisable within 60 days of the date hereof.

(11) Ownership consists of 1,000 shares of Common Stock and options to purchase 187,000 shares of Common Stock that are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 3,000 shares of Common Stock not exercisable within 60 days of the date hereof.

(12) Ownership consists of 111,700 shares of Common Stock and options to purchase 400,000 shares of Common Stock that are currently exercisable or exercisable within 60 days of the date hereof.

(13) Ownership consists of 4,500 shares of Common Stock and options to purchase 187,000 shares of Common Stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 3,000 shares of Common Stock not exercisable within 60 days of the date hereof.

(14) Ownership consists of 5,000 shares of Common Stock and options to purchase 100,000 shares of Common Stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 5,000 shares of Common Stock not exercisable within 60 days of the date hereof.

(15) Ownership consists of 1,000 shares of Common Stock and options to purchase 17,500 shares of Common Stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 17,500 shares of Common Stock not exercisable within 60 days of the date hereof.

(16) Ownership consists of 1,000 shares of Common Stock and options to purchase 25,000 shares of Common Stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 25,000 shares of Common Stock not exercisable within 60 days of the date hereof.

(17) Ownership consists of 293,600 shares of Common Stock and options to purchase an aggregate of 1,847,150 shares of Common Stock which are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 401,850 shares of Common Stock not exercisable within 60 days of the date hereof.

                                   MANAGEMENT

BOARD OF DIRECTORS

     Under the Company's Bylaws, the number of members of the Company's Board of Directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of Stockholders and until their successors have been elected and qualified. The Board of Directors has voted to set the size of the Board of Directors at seven and to nominate Arthur P. Bollon, Robert J. Easton, Gary E. Frashier, Ira J. Gelb, Irwin C. Gerson, Ronald
L. Goode and Walter M. Lovenberg for election at the Meeting.

     Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

NAME                                 AGE              POSITION WITH THE COMPANY
----                                 ---              -------------------------
Arthur P. Bollon...................  59    Executive Vice President and Director
Robert J. Easton...................  58    Director
Gary E. Frashier...................  65    Director and Chairman of the Board
Ira J. Gelb........................  74    Director
Irwin C. Gerson....................  71    Director
Ronald L. Goode....................  58    President, Chief Executive Officer and Director
Walter M. Lovenberg................  66    Director

     The following information is furnished as to each nominee for election as a director and each of the current directors:

     Arthur P. Bollon, Ph.D., Founder of the Company, currently serves as Director, Executive Vice President and as a member of the team comprising our Office of the Chief Scientific Officer. Prior thereto he served as Chairman of the Board of Directors from the company's inception in 1991 through 2000, President and Chief Executive Officer from 1991 through 2001 and as Treasurer from 1991 though 1995. Dr. Bollon received his Ph.D. from the Institute of Microbiology at Rutgers University and was a Post Doctoral Fellow at Yale University. Dr. Bollon has served as a consultant to a number of major companies, including Merck, Sharp & Dohme and Diamond Shamrock, and has served on the Board of Directors and Advisory Boards of several biotechnology companies, including Viragen, Inc., Wadley Biosciences Corp. and American Bio-netics, Inc. From 1987 to 1991, Dr. Bollon served as President and Chief Executive Officer of the Wadley/Phillips Petroleum Partnership. Prior to that time, he was Director of Genetic Engineering and Chairman of the Department of Molecular Genetics at the Wadley Institutes of Molecular Medicine. Dr. Bollon played a leading role in acquiring or licensing the technology that forms the basis of the Company.

     Robert J. Easton, was elected to the Board of Directors in December 2000. Mr. Easton recently founded a health care consulting practice named Easton Associates LLC. Prior to this latest venture, he spent 18 years as a management consultant, most recently as Managing Director with IBM Healthcare Consulting ("IBM"). Prior to IBM, Mr. Easton served as President of the Wilkerson Group, also a health care consulting concern. Mr. Easton has executed proprietary studies in a wide variety of medical products and service fields. His areas of expertise include pharmaceuticals, biotechnology and in vitro diagnostics. Mr. Easton is a frequent speaker for medical industry and investment groups in the U.S. and Europe. He is a Director of CollaGenex Pharmaceuticals and Cepheid, Inc., Nasdaq listed companies and two private companies, the former President of the Biomedical Marketing Association, and Special Limited Partner of Advanced Technology Ventures. Mr. Easton received an M.B.A. from Harvard Graduate School of Business Administration and undergraduate degrees in Chemical Engineering from Rice University.

     Gary E. Frashier commenced serving as a director of the Company on June 28, 1999 and was elected to Chairman in a non-executive capacity in December 2000. Mr. Frashier serves as President and Principal of Management Associates, which provides strategic consulting services to entrepreneurial companies in the life sciences field. Mr. Frashier previously served as Chairman of the Board and Chief Executive Officer of OSI Pharmaceuticals, Inc. ("OSIP"), a Nasdaq listed company, from January 1997 through September 1998, and as Chairman of the Board through September 2000. He previously served as CEO and Vice-Chairman of OSIP during 1996, and as President and CEO of OSIP from March 1990 through December 1995. From March 1987 through February 1990, Mr. Frashier served as President and CEO of Genex Corporation, which specialized in protein engineering. Previously, Mr. Frashier served as Executive Vice President of Millipore Corporation, where he was also President of Waters Associates, Inc., a leader in liquid chromatography. At Millipore, Mr. Frashier also served as President, International Operations. In 1984, Mr. Frashier organized a management buy-out of Millipore's ultra high-purity and laboratory water systems business, Continental Water Systems, Inc., which was later sold to Olin Corporation. Mr. Frashier has a B.S. in chemical engineering from Texas Technological University, where he was honored in 1985 as a Distinguished Engineer of the University. In 1970, he received his M.S. degree in Management from the Massachusetts Institute of Technology, where he was selected as a Sloan Fellow in Management. He was also selected as the "Long Island Businessman of the Year" in 1993 by the Wharton Club. He is a registered Professional Engineer in chemical engineering, a member of the society of Sloan Fellows (MIT) and a former member of the Young President's Organization. Mr. Frashier serves on the Boards of several private and public biopharmaceutical firms, including Maxim Pharmaceuticals, Inc., which is a Nasdaq listed public company and three private companies: Aderis Pharmaceuticals, Inc., Merrimack Pharmaceuticals, Inc. and Helicon Therapeutics.

     Ira J. Gelb, M.D. has been a director of the Company since April 1994. Dr. Gelb received his M.D. from New York University School of Medicine in 1951. After finishing his training in cardiology at the Mount Sinai Hospital in New York City in 1957, Dr. Gelb continued his association with that institution until his retirement from private practice in 1992. During this period, he was appointed Attending Cardiologist and Associate Clinical Professor at the Mount Sinai School of Medicine. Other appointments included Adjunct Associate Clinical Professor of Cardiology at Cornell Medical School, Adjunct Clinical Professor of Cardiology at New York Medical College, Cardiology Consultant at Lawrence Hospital in Bronxville, New York and United Hospital, Portchester, New York. Dr. Gelb is a former President of the American Heart Association, Westchester-Putnam Chapter, and was a Senior Assistant Editor with the American Journal of Cardiology from 1968 to 1983, when he became a founding editor of the Journal of the American College of Cardiology ("JACC"). Dr. Gelb continued as a Senior Assistant Editor of JACC until his retirement in 1992. Since that time, he has served on the boards of various pharmaceutical companies. He was appointed Adjunct Clinical Professor of Medicine at the Mount Sinai School of Medicine in 2002 where he had been an Honorary Lecturer since 1992. Dr. Gelb has also served as the Clinical Coordinator of Biomedical Programs and Professor of Chemistry & Biochemistry at Florida Atlantic University ("FAU") since 1998, an Adjunct Professor and a member of FAU's Foundation Board since October 1996 and of FAU's Steering Committee since 1997. Dr. Gelb has served as a member of the Board of Directors of the American Heart Association, Boca Raton Division, since December 1996 and was appointed President in June 1999 for a two-year term. In 1998, Boca Raton Community Hospital added Dr. Gelb as a member to its Foundation Board. In November 1998, Dr Gelb was appointed Voluntary Professor of Medicine at the University of Miami School of Medicine. At present he is Director of Clinical Programs and Clinical Professor, Biomedical Science, Charles E. Schmidt College of Science, Florida Atlantic University. He was appointed to the advisory board of Cleveland Clinic, Florida in 1999.

     Irwin C. Gerson has been a director of the Company since March 1995. From 1995 until December 1998, Mr. Gerson served as Chairman of Lowe McAdams Healthcare, a division of the Interpublic Group, and prior thereto had been, since 1986, Chairman and Chief Executive Officer of William Douglas McAdams, Inc., one of the largest advertising agencies in the U.S. specializing in pharmaceutical marketing and communications to healthcare professionals. In February 2000, he was inducted into the Medical Advertising Hall of Fame. Mr. Gerson has a B.S. in Pharmacy from Fordham University and an MBA from the NYU Graduate School of Business Administration. He is a director of Andrx Corporation, a Nasdaq listed public company, ENZO Biochem, an NYSE listed company and Bio Sample Inc., a privately held corporation. In 1992, Mr. Gerson received an honorary Doctor of Humane Letters from the Albany College of Pharmacy and in 2001, an honorary Doctor of Human Letters from Long Island University. Mr. Gerson served as a Trustee of Long Island University, Chairman of The Council of Overseers -- Arnold and Marie Schwartz College of

Pharmacy, member of the Board of Trustees of the Albany College of Pharmacy and, from 1967 through 1974, was a lecturer on sales management and pharmaceutical marketing at the Columbia College of Pharmacy. He is currently Vice-President of the Lifetime Learning Society of Florida Atlantic University. Mr. Gerson also has served as a Member of the Board of Governors, American Association of Advertising Agencies, a Director and Chairman of Business Publications Audit, a Director of the Connecticut Grand Opera, and a Director of the Stamford Chamber Orchestra. Mr. Gerson previously served as a director of the foundation of Pharmacists and Corporate Americans for AIDS Education, the Pharmaceutical Advertising Council, the Nutrition Research Foundation and as a Trustee of the Chemotherapy Foundation.

     Ronald L. Goode, Ph.D. was named President and Chief Executive Officer and elected to the Board of Directors on March 21, 2001. Dr. Goode is an accomplished pharmaceutical executive who has held key management positions at
G. D. Searle & Co. (Corporate Senior Vice President and President of Asia/Pacific World Area from 1995 to 1997, President of Searle International from 1991 to 1995, and Senior Vice President of Commercial Development from 1986 to 1989) and before that at Pfizer Pharmaceuticals (Vice President of Clinical Research and Scientific Affairs from 1985 to 1986 and Director of Marketing Research in 1980). He has an extensive record of success in business development, having been responsible for many of Searle's acquisitions, including DayPro(R) that became Searle's largest selling drug. Dr. Goode has supervised clinical development programs that led to the filing of over a dozen New Drug Approval applications, including Procardia XL(R) and Ambien(R). After his tenure at Searle, Dr. Goode was President and CEO of Unimed Pharmaceuticals, Inc. from 1997 to 1999. He also positioned the company for sale to Solvay Et Cie, the Belgium-based conglomerate. He formed the consulting company Pharma-Links in 1999 with the mission of being the "link" between pharmaceutical companies to help them create alliances, form joint ventures and effect various transactions. In 2000 Dr. Goode and his wife spent a sabbatical with his "charity of choice', Mercy Ships. Dr. Goode also serves on the Board of Directors of Vitro Diagnostics and several not-for-profit organizations. Dr. Goode received his Ph.D. in Microbiology from the University of Georgia.

     Walter M. Lovenberg, Ph.D. has been a director of the Company since August 1995. From 1989 to 1993, Dr. Lovenberg served as Executive Vice President and member of the Board of Directors of Marion Merrell Dow Inc. Dr. Lovenberg also served as the President of the Marion Merrell Dow Research Institute from 1989 to 1993 and Vice President from 1986 through 1989. Prior to joining Marion Merrell Dow in 1958, Dr. Lovenberg was a Senior Scientist and Chief of Biochemical Pharmacology at the National Institutes of Health. Dr. Lovenberg has served as President of Lovenberg Associates, Inc. since 1993. From 1997 to 2000, Dr. Lovenberg served as Chief Executive Officer of Helicon Therapeutics Inc., a private company. Dr. Lovenberg currently serves as a director of the following public companies: OSI Pharmaceuticals, Inc., Merrimack Pharmaceuticals, Inc. and Inflazyme, Inc. Dr. Lovenberg serves on the Scientific Advisory Board of Guilford Pharmaceuticals, Inc., a Nasdaq listed company. Dr. Lovenberg is also a director of several private biotechnology companies including Helicon Therapeutics, Inc., Proquest Pharmaceuticals, Inc. and Virogen, Ltd.. Dr. Lovenberg received a Ph.D. in Biochemistry from George Washington University in 1962, and prior to that, a B.S. in Biochemistry and a M.S. in Agriculture from Rutgers University. Dr. Lovenberg, who serves as Executive Editor of Analytical Biochemistry, is a consulting editor to several other scientific journals. Dr. Lovenberg has been the recipient of many awards, including a Fulbright-Hays Senior Scholar Award and a Public Health Service Superior Service Award. Dr. Lovenberg is a member of the American College of Neuropsychopharmacology, the American Society of Neurochemistry and the American Society of Biochemistry and Molecular Biology.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     Meeting Attendance. During the fiscal year ended December 31, 2001, there were 11 meetings of the Board of Directors, and the various committees of the Board of Directors met a total of eight times. The Board of Directors also acted by unanimous written consent on two occasions pursuant to Delaware law during this period. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2001.

     Audit Committee. The Audit Committee, which met four times in fiscal 2001, has three members, Irwin C. Gerson (Chairman), Ira J. Gelb and Walter Lovenberg. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please see also the report of the Audit Committee set forth herein and the Audit Committee Charter attached hereto as Appendix A.

     Compensation and Organization Committee. The Compensation and Organization Committee, which met four times during fiscal 2001, has four members, Gary E. Frashier (Chairman), Robert J. Easton, Irwin C. Gerson and Ronald L. Goode. The Compensation and Organization Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. While Dr. Goode, the Chief Executive Officer and President of the Company, will participate in decisions relating to executive officers, he will not vote on matters relating to his own compensation. Please see also the report of the Compensation and Organization Committee set forth elsewhere in this Proxy Statement.

     Nominating Committee. The Company does not have a standing Nominating Committee.

     Compensation and Organization Committee Interlocks and Insider Participation. The Compensation and Organization Committee has four members, Gary E. Frashier (Chairman), Robert J. Easton, Irwin C. Gerson and Ronald L. Goode. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation and Organization Committee.

COMPENSATION OF DIRECTORS

     The Company pays each non-employee director a monthly fee of $1,500 for service as a director of the Company, plus $1,500 for each day of a Board of Directors meeting attended, $1,000 for each Board of Directors conference call meeting attended, $750 for each committee meeting attended and $750 for each committee conference call meeting attended. Expenses incurred in attending Board of Director meetings and committee meetings are reimbursed by the Company.

     Directors are eligible to participate in the Company's Amended and Restated 2000 Stock Option Plan (the "Plan"). The Board of Directors previously approved an option grant schedule for non-employee directors that provides for an option to purchase 50,000 shares of Common Stock upon first joining the Board and then annual grants to be awarded at the beginning of each calendar year as follows: an option to purchase 25,000 shares of Common Stock until a total of 150,000 options is reached, an option to purchase 15,000 shares of Common Stock until a total of 200,000 options is reached, and then an option to purchase 10,000 shares of Common Stock every year thereafter. The initial grant of an option to purchase 50,000 shares of Common Stock has an exercise price equivalent to the fair market value of the Common Stock on the date of issuance, while each annual option grant has an exercise price equivalent to the fair market value of the Common Stock on the second Friday of January of the year in which it was granted. In addition, directors are eligible to receive other periodic grants of options from time to time under the Plan. Options granted under the Plan to non-employee directors are immediately exercisable on the date of grant. Options to purchase a total of 225,000 shares were granted under this formula during fiscal 2001 to Robert J. Easton, Gary E. Frashier, Ira J. Gelb, Irwin C. Gerson and Walter M. Lovenberg. Options granted during fiscal 2001 to Arthur P. Bollon and Ronald L. Goode are reported under "Executive Compensation -- Option Grants in Last Fiscal Year".

     The Company paid Easton Associates L.L.C., of which Robert J. Easton, a director of the Company, is the Chairman, $125,000 during fiscal 2001 for consulting services for strategy and market planning services. This payment is in addition to the remuneration Mr. Easton receives as a director of the Company.

     Gary E. Frashier is also employed as a consultant by the Company in addition to his responsibilities as a Director. Mr. Frashier's total remuneration for consulting services during fiscal 2001 was $80,250.

EXECUTIVE OFFICERS

     The names of, and certain information regarding, executive officers of the Company who are not also directors are set forth below. Except for executive officers who have employment agreements with the Company, the executive officers serve at the pleasure of the Board of Directors.

NAME                                                 AGE             POSITION
----                                                 ---             --------
Joan H. Gillett....................................  52    Vice President and Controller
Robert J. Rousseau.................................  62    Vice President of Licensing

     Joan H. Gillett, CPA joined the Company in October 2000 as Vice President, Controller and Principal Accounting Officer. From 1997 to August 2000, Ms. Gillett served as the Chief Financial Officer for International Isotopes Inc., a publicly held radiopharmaceutical development and manufacturing company, where she was responsible for all accounting, financial reporting, and investment activities. From 1986 to 1996, she held various positions for Life Savings Bank in Austin, Texas. Those positions included Director, Chief Financial Officer and President.

     Robert J. Rousseau, Ph.D. joined the Company in March 2001 as Vice President of Licensing. Dr. Rousseau served as Director of New Technologies Licensing at Hoechst Marion Roussel, Inc. and has an MBA from Rockhurst University and a Ph.D. in Chemistry from the University of Utah. He founded Rondeau Medical Associates Inc., a consulting company involved in new technology identification, development of an extensive contact network and establishment of licensing agreements for numerous biotechnology and pharmaceutical companies. Prior to Rondeau, he managed the gene transcription modulator-out licensing program for OSI Pharmaceuticals, Inc., resulting in licensing agreements with Merck, Sharp & Dohme, Pharmacia and Upjohn, Johnson & Johnson, American Home Products and Aurora Biosciences. Prior to OSI, he spent 12 years as Director of New Technologies Licensing at Hoechst Marion Roussel, Inc. where he was responsible for closing agreements with Immulogic, TransKaryotic Technologies
(TKT), Albany Molecular Research and Development, Scios Nova, Gensia, Affymax, Oncogene Sciences and Alliance Pharmaceuticals. Dr. Rousseau's previous positions included both Director of Operations and Director of Marketing at Analytical Systems, Division of Marion Laboratories; Director of Clinical Chemistry Research/Director of West Coast Operations, Hyland Division of Baxter Travenol; Technical Liaison Officer, Curtis Nuclear Corporation; and Head of BioOrganic Chemistry, ICN Nucleic Acid Research Institute. Dr. Rousseau is the holder of seven patents, the author of more than 33 scientific publications and the recipient of two Presidential Awards and three Special Achievements Awards from Marion Laboratories.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and each of the other most highly compensated executive officers who were employed by the Company at the end of fiscal 2001 for services rendered to the Company in all capacities during the three fiscal years ended December 31, 1999, 2000 and 2001, and who earned in excess of $100,000 for services rendered to the Company during fiscal 2001. The table also includes one additional executive who would have been among the most highly compensated executive officers except for the fact that he was not serving as an executive officer of the Company as of the end of fiscal 2001. Collectively, the CEO, the most highly compensated executive officers and Mr. Shusterman, our former Vice President of Administration and General Counsel, are referred to herein as the "named executive officers."

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                      ANNUAL COMPENSATION            ------------
                                              ------------------------------------    SECURITIES
                                                                      OTHER ANNUAL    UNDERLYING
    NAME AND PRINCIPAL POSITION        YEAR    SALARY      BONUS      COMPENSATION    OPTIONS(#)
    ---------------------------        ----   --------   ----------   ------------   ------------
Ronald L. Goode,....................   2001   $203,362   $  105,000     $81,312(1)      400,000
  President, CEO and Director          2000         --           --          --              --
                                       1999         --           --          --              --
Arthur P. Bollon,...................   2001   $254,487   $   25,000     $ 6,038(2)      100,000
  Executive Vice President and         2000   $220,769           --     $ 6,000(2)       75,000
  Director                             1999   $205,988           --     $ 6,000(2)       25,000
Joan H. Gillett,....................   2001   $133,667   $   14,000     $ 4,884(2)           --
  Vice President and Controller        2000   $ 24,000           --          --          35,000
                                       1999         --           --          --              --
Robert J. Rousseau,.................   2001   $111,873           --     $27,668(3)
  Vice President of Business           2000         --           --          --          50,000
  Development and Licensing            1999         --           --          --              --
Daniel J. Shusterman,...............   2001   $147,602           --     $ 2,631(2)           --
  Vice President of Administration     2000   $110,038           --     $ 6,000(2)       10,000
  and General Counsel(4)               1999   $ 90,865           --     $ 6,000(2)       15,000

---------------

(1) Other Annual Compensation for Dr. Goode during fiscal 2001 consisted of $70,812 toward relocation expenses and $10,500 toward car expenses.

(2) Other Annual Compensation for these named executive officers consisted of a car allowance.

(3) Other Annual Compensation for Dr. Rousseau consisted of $22,691 toward relocation expenses and $4,977 toward car expenses.

(4) Mr. Shusterman served as our Vice President of Administration and General Counsel until June 14, 2001, when he left the company.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding each stock option granted during fiscal year 2001 to each of the named executive officers.

                                            INDIVIDUAL GRANTS
                            --------------------------------------------------   POTENTIAL REALIZABLE VALUE
                            NUMBER OF     % OF TOTAL                               AT ASSUMED ANNUAL RATES
                            SECURITIES     OPTIONS      EXERCISE                 OF STOCK PRICE APPRECIATION
                            UNDERLYING    GRANTED TO     OR BASE                     FOR OPTION TERM(2)
                             OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION   ---------------------------
NAME                        GRANTED(#)   FISCAL YEAR    ($/SHARE)      DATE          5%             10%
----                        ----------   ------------   ---------   ----------   -----------   -------------
Ronald L. Goode(1)........   400,000        70.53%        $3.25      03/21/11     $818,000      $2,072,000
Joan Gillett..............         0           --            --            --           --              --
Arthur P. Bollon(2).......   100,000        17.63%        $5.10      06/03/11     $321,000      $  813,000
Robert J. Rousseau(1).....    50,000         8.82%        $4.84      03/01/11     $152,000      $  386,000
Daniel Shusterman.........         0           --            --            --           --              --

---------------

(1) The options were granted pursuant to the Company's Amended and Restated 2000 Stock Option Plan, and vest annually in 2 equal installments commencing one year from the date of grant.

(2) The options were granted pursuant to the Company's Amended and Restated 2000 Stock Option Plan. Options to purchase 75,000 shares of Common Stock vest annually in 2 equal installments commencing one year from the date of grant. Options to purchase 25,000 shares of Common Stock vested at the time of the grant.

(3) The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionee's continued employment through the option period and the date on which the options are exercised.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides information regarding the exercises of options by each of the named executive officers during fiscal 2001. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2001 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock.

                                                        NUMBER OF SECURITIES        VALUE OF THE UNEXERCISED
                            SHARES                     UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                           ACQUIRED                  OPTIONS AT FISCAL YEAR-END        FISCAL YEAR-END(2)
                              ON         VALUE       ---------------------------   ---------------------------
NAME                       EXERCISE   REALIZED(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       --------   ------------   -----------   -------------   -----------   -------------
Ronald L. Goode..........      --          $0          200,000        200,000       $ 16,000        $16,000
Arthur P. Bollon.........      --          $0          655,000         90,000       $504,600        $     0
Joan H. Gillett..........      --          $0           17,500         17,500       $      0        $     0
Robert J. Rousseau.......      --          $0           25,000         25,000       $      0        $     0
Daniel M. Shusterman.....      --          $0          100,000          5,000       $ 22,450        $     0

---------------

(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $3.33, the closing sale price per share of the Company's Common Stock as reported in the NASDAQ National Market System on December 31, 2001.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     Ronald L. Goode, Ph.D. entered into an employment agreement with the Company on March 21, 2001, whereby Dr. Goode agreed to serve as the Company's President and Chief Executive Officer until March 20, 2004. The employment agreement provided for the payment to Dr. Goode of a base salary of $350,000 per year with an annual bonus payment of up to 60% of Dr. Goode's base salary, at the discretion of the Board. The employment agreement provides that in the event Dr. Goode's employment is terminated by the Company without cause, Dr. Goode terminates his employment for good reason, or upon a change of control, Dr. Goode shall receive severance payments of equal monthly installments at the base rate until either (i) the expiration of 24 months following the date of termination, if such date is prior to March 21, 2003, or (ii) the expiration of 18 months following the date of termination, if such date is after March 21, 2003. In addition, the Company granted to Dr. Goode an option to purchase up to 400,000 shares of the Company's common stock at an exercise price of $3.25 per share. Dr. Goode also receives a car expense allowance of approximately $1,000 per month under the employment agreement. The employment agreement contains a two-year post-termination non-compete, non-solicitation and non-disclosure agreement.

     Arthur P. Bollon, Ph.D. is employed by us under an employment agreement extended through November 6, 2003. The employment agreement provides for the payment to Dr. Bollon of a base salary of $250,000 per year. In addition, in the event Dr. Bollon is terminated without just cause or due to a disability, the employment agreement provides that Dr. Bollon shall receive severance payments of equal monthly installments at his base rate until the expiration of the term. Dr. Bollon also receives a car expense allowance of approximately $600 per month under the employment agreement. The employment agreement contains a one year post-termination non-compete and non-solicitation agreement.

     Each of the Company's officers and the Company's principal scientists have entered into confidentiality and patent assignment agreements with the Company.

     The outstanding option agreements issued under the Plan provide for acceleration of the vesting of the options granted upon or in connection with a change in control.

PERFORMANCE GRAPH

     The following graph compares the annual percentage change in the Company's cumulative total stockholder return on its Common Stock during a period commencing on December 31, 1996 and ending on December 31, 2001 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Company's share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period) with the cumulative total return of the Nasdaq Stock Market and the Company's peer group(1) during such period. It should be noted that the Company has not paid any dividends on the Common Stock, and no dividends are included in the representation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from the Media General Financial Services, Inc. (MGFS), a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                             AMONG EXEGENICS INC.,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX

                              (PERFORMANCE GRAPH)

----------------------------------------------------------------------------------------------------------------
                                     12/31/96     12/31/97     12/31/98     12/31/99     12/31/00     12/31/01
----------------------------------------------------------------------------------------------------------------
 EXEGENICS Inc....................   $100.00      $323.53      $323.53      $352.94      $347.06      $156.71
 NASDAQ US Index..................   $100.00      $122.32      $172.52      $304.29      $191.25      $152.46
 Peer Group.......................   $100.00      $145.30      $206.09      $185.41      $245.17      $209.00

(1) The Company's "peer group" consists of companies with an SIC Code of 2834 (Pharmaceutical Preparations).

               REPORT OF COMPENSATION AND ORGANIZATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The Company strives to apply a uniform philosophy to compensation for all of its employees, including the members of its senior management. This philosophy is based on the premise that the achievements of the Company result from the combined and coordinated efforts of all employees working toward common goals and objectives.

     The goals of the Company's compensation program are to align remuneration with business objectives and performance, and to enable the Company to retain and competitively reward officers who contribute to the long-term success of the Company. The Company's compensation program for officers is based on the following principles, which are applicable to compensation decisions for all employees of the Company. The Company attempts to pay its officers competitively in order to retain the most capable people in the industry. Information with respect to levels of compensation being paid by comparable companies is obtained from various publications and surveys.

     During the last fiscal year, the compensation of officers consisted principally of salary. Salary levels have been set based upon historical levels, amounts being paid by comparable companies and performance.

     In consideration for his services as the Company's President and Chief Executive Officer for the fiscal year ended December 31, 2001, Dr. Ronald L. Goode received compensation consisting of a salary of $203,362, a bonus of $105,000, $10,500 for a car allowance and $70,812 for relocation expense reimbursements and stock options to purchase 400,000 shares of the Company's common stock at an exercise price of $3.25 per share. As the Company's President and Chief Executive Officer, Dr. Goode's scientific expertise, managerial efforts, ingenuity and leadership are a vital factor to the Company's past and future success. During fiscal 2001, Dr. Goode was instrumental in the Company's efforts to install systematic approaches to all Company processes, including R&D, and to develop a new business strategy. The Compensation and Organization Committee believes Dr. Goode has managed the Company exceptionally well in a challenging business climate and has continued to move the Company towards its long-term objectives. Dr. Goode's compensation is consistent with the range of salary levels received by his counterparts at comparable companies.

                                          The Compensation and Organization
                                          Committee:

                                          Gary E. Frashier
                                          Robert J. Easton
                                          Irwin C. Gerson
                                          Ronald L. Goode

                           REPORT OF AUDIT COMMITTEE

     The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq National Market, has furnished the following report:

     The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter recently revised by the Board, which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal 2001, the Audit Committee took the following actions:

     - Established and recommended a revised "Audit Committee Charter" to the Board of Directors, which was subsequently approved by the Board;

     - Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 with management and Ernst & Young LLP, the Company's independent auditors;

     - Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

     - Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                          The Audit Committee:

                                          Irwin Gerson
                                          Walter M Lovenberg
                                          Ira J. Gelb

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2001 all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that one report, covering one transaction was filed late by Irwin Gerson, and one report, covering one transaction was filed late by Ronald L. Goode.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EASTON ASSOCIATES L.L.C.

     In December 2000, the Company entered into an agreement with Easton Associates L.L.C. for strategy and market planning services. Under this agreement, Easton Associates receives an annual fee of $125,000. Mr. Easton, a director of the company, is the chairman of Easton Associates.

GARY E. FRASHIER

     In December 2000, the Company entered into an agreement with Gary E. Frashier, Chairman of the Company's Board of Directors, for consulting services. Mr. Frashier was paid $80,250 for his consulting services during fiscal 2001.

RONALD L. GOODE

     In May 2001, the Company sold 100,000 shares of Common Stock to its President and Chief Executive Officer, Ronald L. Goode, for a purchase price of $3.25 per share, the fair market value at the time of the transaction. Dr. Goode paid the purchase price of $325,000 with $25,000 in cash and by issuing a promissory note to the Company bearing interest at 5.00% per annum and payable over 6 years for $300,000.

                             ELECTION OF DIRECTORS

                                (NOTICE ITEM 1)

     Under the Company's By-Laws, the number of directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of Stockholders and until their successors have been elected and qualified.

     The Board of Directors has voted (i) to set the size of the Board of Directors at seven and (ii) to nominate Arthur P. Bollon, Robert J. Easton, Gary
E. Frashier, Ira J. Gelb, Irwin C. Gerson, Ronald L. Goode and Walter M. Lovenberg for election at the Meeting to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

     Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee's place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

     A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ARTHUR P. BOLLON, ROBERT
J. EASTON, GARY E. FRASHIER, IRA J. GELB, IRWIN C. GERSON, RONALD L. GOODE AND WALTER M. LOVENBERG AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                         INDEPENDENT PUBLIC ACCOUNTANTS

                                (NOTICE ITEM 2)

     The Board of Directors has appointed Ernst & Young LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2002. The Board proposes that the Stockholders ratify this appointment. Ernst & Young LLP audited the Company's financial statements for the fiscal year ended December 31, 2001. The Company expects that representatives of Ernst & Young LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

AUDIT FEES

     The Company paid Ernst & Young LLP a total of $88,000 for their audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for their review of the Company's Quarterly Reports on Form 10-Q filed during the last fiscal year.

ALL OTHER FEES

     During the Company's fiscal year ended December 31, 2001, the Company paid Ernst & Young LLP a total of $59,100 for their provision of services related to due diligence and tax consulting and compliance.

     In the event that ratification of the appointment of Ernst & Young LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to ratify the appointment of the independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                             STOCKHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement relating to the Company's Annual Meeting of stockholders to be held in 2003, stockholder proposals must be received no later than December 13, 2002. If the Company does not receive notice of any matter to be considered for presentation at the Annual Meeting, although not included in the proxy statement, by February 26, 2003, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934, as amended. All stockholder proposals should be marked for the attention of Controller, eXegenics Inc., 2110 Research Row, Dallas, Texas 75235.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                          By Order of the Board of Directors:

                                                  /s/ JOAN H. GILLETT
                                          --------------------------------------
                                                     Joan H. Gillett
                                                        Secretary

Dallas, Texas
April 12, 2002

     THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT THE COMPANY, IS AVAILABLE TO BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO JOAN GILLETT, VICE PRESIDENT, EXEGENICS INC., 2110 RESEARCH ROW, DALLAS, TEXAS 75235.

                                                                      APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee Charter, as approved by the Board of Directors on March 4, 2002 and as set forth herein, amends and restates the Audit Committee Charter previously adopted on June 4, 2000.

     The members of the Audit Committee shall be appointed by the Board of Directors to provide an avenue of communication among the independent auditors, management and the Board of Directors and to assist the Board in monitoring (i) the integrity of the Company's financial reporting process including its internal controls regarding financial reporting, (ii) the compliance by the Company with legal and regulatory requirements and (iii) the independence and performance of the Company's external auditors.

     The Audit Committee's responsibility is oversight. Management of the Company has the responsibility for the Company's financial statements as well as the Company's financial reporting process, principles, and internal controls. The independent auditor is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company's quarterly financial statements and other procedures. It is recognized that the members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting including auditor independence. As such, it is not the duty of the Audit Committee to plan or conduct audits to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the independent auditor) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representation made by management of the independent auditor as to any information technology services of the type describes in Rule 2-01(c)(4)(ii) of Regulation S-X and other non-audit services provided by the independent auditor to the Company.

     The number of members of the Audit Committee and their independence and experience requirements shall meet the National Association of Securities Dealers, Inc. ("NASD") requirements.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

     The Audit Committee shall:

          1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

          2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

          3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

          4. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

          5. Review with management and the independent auditor the Company's quarterly statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

          6. Meet with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          7. Review major changes to the Company's accounting principles and practices taking into consideration the views of the independent auditor, internal auditors or management.

          8. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

          9. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

          10. Approve the fees paid to the independent auditor.

          11. Approve the retention of the independent auditor for any non-audit service and the fee for such service.

          12. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence, and if so determined by the Audit Committee, recommend that the Board take appropriate action to assure the independence of the auditor.

          13. Evaluate the performance of the independent auditor and, whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis. If so determined by the Audit Committee, recommend that the Board replace the independent auditor.

          14. Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who are engaged on the Company's account.

          15. Discuss with the national office of the independent auditor issues on which it was consulted by the Company's audit team and matters of audit quality and consistency.

          16. Review the appointment and replacement of the senior internal auditing executive.

          17. Review the significant reports to management prepared by the internal auditing department and management's responses.

          18. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

          19. Obtain from the independent auditor an understanding of whether there are any indications that Section 10A of the Private Securities Litigation Reform Act of 1995 is applicable and consult counsel if necessary.

          20. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          21. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

          22. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

             a. A discussion of any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to require information, and any disagreements with management.

             b. Any changes required in the planned scope of the internal audit.

             c. The internal audit department responsibilities, budget and staffing.

          23. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          24. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

          25. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          26. Meet at least quarterly with the Company's principal accounting officer and the independent auditor and annually in separate executive sessions.

          27. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites.

          28. Annually review director and officer related party transactions and potential conflicts of interest.

          29. Perform any other activities consistent with this Charter, as the Audit Committee or Board deems necessary or appropriate.

                                 EXEGENICS INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 2002

         PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD AS SOON AS POSSIBLE






               o PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED o



[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


                                                                                        FOR                        WITHHOLD
                                                                              all nominees listed below            AUTHORITY
                                                                              (except as marked to the        to vote all nominees
                                                                                    contrary below)              listed below

1. Election of Directors (or if any nominee is not available for election, such         [ ]                            [ ]
   substitute as the Board of Directors may designate).


NOMINEES: Arthur P. Bollon, Robert J. Easton, Gary E. Frashier, Ira J. Gelb,
Irwin C. Gerson, Ronald L. Goode and Walter M. Lovenberg


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:)

--------------------------------------------------------------------------------

                                                                                     FOR          WITHHOLD         ABSTAIN
2. Proposal to ratify the appointment of Ernst & Young LLP as the Company's          [ ]            [ ]              [ ]
   independent public accountants for the fiscal year ending December 31, 2002.


In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.

NOTE: Please sign exactly as name(s) appears hereon. Joint owners should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Signature                      (SEAL)        Signature                         (SEAL)       Dated                         , 2002
         ----------------------                       ------------------------                    -----------------------

                                 EXEGENICS INC.

      THIS PROXY IS BEING SOLICITED BY EXEGENICS INC.'S BOARD OF DIRECTORS


         The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 12, 2002, in connection with the Annual Meeting to be held at 9:00 a.m. on Monday, May 13, 2002 at the office of eXegenics Inc., which is located at 2110 Research Row, Dallas, Texas 75235 and hereby appoints Ronald L. Goode and Joan
H. Gillett, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock and Series A Preferred Stock of eXegenics Inc. registered in the name provided herein which the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

         THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 AND 2.




                                                                    SEE REVERSE
                                                                       SIDE